DIVESTITURE OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
DIVESTITURE OF SUBSIDIARIES [Text Block]

9. DIVESTITURE OF SUBSIDIARIES

On September 26, 2016, the Company completed its divestiture transaction (the “Silver One Transaction”) with Silver One Resources Inc., an exploration company publicly listed on the TSXV, by selling the Company’s 100% wholly owned subsidiary, KCP Minerals Inc., including its interest in the Peñasco Quemado, the La Frazada and the Pluton mineral properties (collectively, the “Properties”), in exchange for six million common shares of Silver One and a 2.5% net smelter return royalty (“NSR”) on the Properties.

The Silver One Transaction resulted in an accounting gain of $806,714 based on the $6,360,000 fair value total proceeds received, less the carrying value of the disposed net assets, including the Properties, of $5,519,756 and other transfer fees of $33,530. The total proceeds represented 6,000,000 common shares at $1.06 per share, being the closing share price on the day the Silver One Transaction completed. The Company did not assign any value to the NSR as it concluded that the risk-adjusted present value of expected proceeds from these cash streams was likely immaterial given the early stage and operational uncertainty of the Properties.

The divestiture of subsidiaries resulted in a reclassification of approximately $1.0 million in accumulated other comprehensive income, currency translation adjustment, into foreign exchange gain (loss) in the consolidated statements of net loss.